UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

Rockwood Specialties Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Item 2.02.                                          Results of Operations and Financial Condition.

On November 17, 2004, Rockwood Specialties Group, Inc. held a conference call to discuss its financial results for the third quarter and nine months ended September 30, 2004. The conference call materials are furnished as Exhibit 99.1 to this report.

The information disclosed in this Current Report on Form 8-K and the Exhibit shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	November 17, 2004 Conference Call Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD SPECIALTIES GROUP, INC.

	By:	/s/ MICHAEL W. VALENTE
		Name:	Michael W. Valente
		Title:	Assistant Secretary

Dated: November 22, 2004